SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2005


                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                       0-17795                  77-0024818
(State or Other Jurisdiction of       (Commission               (IRS Employer
Incorporation or Organization)        File Number)           Identification No.)


          2901 Via Fortuna, Austin, TX                           78746
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000

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Item 2.02 Results of Operations and Financial Condition

On July 20, 2005, the Company issued a press release reporting the financial results of the Company for the first fiscal quarter ended, June 25, 2005. A copy of this press release is attached to this Report as exhibit 99.1. All of the information furnished in Item 2.02 of this Report and the accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit              Description
     -------              -----------

     Exhibit 99.1         Cirrus Logic, Inc. press release dated July 20, 2005


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CIRRUS LOGIC, INC.


Date: July 20, 2005                     By: /s/ John T. Kurtzweil
                                            ------------------------------------
                                            Name:  John T. Kurtzweil
                                            Title: Senior Vice President & Chief
                                                   Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Registrant's press release dated July 20, 2005.